UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 22, 2015, Qlik Technologies Inc. (“Qlik”) issued a press release and is holding a conference call regarding its results of operations and financial condition for the third quarter ended September 30, 2015. The press release, which includes information regarding Qlik’s use of non-GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Various statements to be made during the conference call are forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of Qlik’s products, the introduction of product enhancements or additional products and Qlik’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause Qlik’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “focus,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “intends,” “momentum,” “can,” “could,” “see,” “seek,” “forecast,” and similar words. Qlik intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Any statements regarding Qlik’s products are intended to outline Qlik’s general product direction and should not be relied on in making a purchase decision, as the development, release, and timing of any features or functionality described for Qlik’s products remains at its sole discretion. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in Qlik’s business; Qlik’s ability to attract new customers and retain existing customers; Qlik’s ability to effectively sell, service and support its products; Qlik’s ability to adapt to changing licensing and go to market business models; Qlik’s ability to manage its international operations; Qlik’s ability to compete effectively; Qlik’s ability to develop and introduce new products and add-ons or enhancements to existing products; Qlik’s ability to continue to promote and maintain its brand in a cost-effective manner; Qlik’s ability to manage growth; Qlik’s ability to attract and retain key personnel; currency fluctuations that affect Qlik’s revenues and costs; Qlik’s ability to successfully integrate acquisitions into its business; the scope and validity of intellectual property rights applicable to Qlik’s products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which Qlik operates; and other risks more fully described in Qlik’s publicly available filings with the Securities and Exchange Commission (the “SEC”), including those discussed in the sections titled “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Qlik’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is on file with the SEC, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015, which is on file with the SEC, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015, which is on file with the SEC, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015, which will be filed with the SEC in the fourth quarter of 2015. In addition to the risks described above and in Qlik’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, other unknown or unpredictable factors also could affect Qlik’s results. Past performance is not necessarily indicative of future results. There can be no assurance that the actual results or developments anticipated by Qlik will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Qlik. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to Qlik or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Qlik cautions investors not to rely too heavily on the forward-looking statements it makes or that are made on Qlik’s behalf. The information conveyed on the conference call will be provided only as of the date of the conference call. Qlik anticipates that subsequent events and developments will cause its views to change. Qlik undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Qlik’s views as of any date subsequent to the date of the conference call.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Qlik Technologies Inc. dated October 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ Timothy J. MacCarrick
Name:	Timothy J. MacCarrick
Title:	Chief Financial Officer and Treasurer

Dated: October 22, 2015